Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Important Notice Regarding Proposed Fund Liquidation

Supplement Dated May 30, 2024 to the currently effective Guggenheim Variable Funds Trust Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2024, as supplemented from time to time, for Series N (Managed Asset Allocation Series) (the “Fund”)

This supplement provides updated information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the foregoing documents.

On May 24, 2024, the Board of Trustees of Guggenheim Variable Funds Trust (the “Board”) approved a proposal to close and liquidate the Fund pursuant to the terms of a Plan of Liquidation (the “Liquidation”), subject to shareholder approval.

If approved by shareholders, the Liquidation is expected to occur on or about July 29, 2024, or any such other date deemed appropriate by an officer of Guggenheim Variable Funds Trust (the “Liquidation Date”).

Proxy Statement. Shareholders of the Fund as of June 12, 2024 (the “Record Date”) will receive a Proxy Statement seeking their approval of the Plan of Liquidation. More information on the specific details of and reasons for the Liquidation will be contained in the Proxy Statement. The Proxy Statement will contain important information relating to the Liquidation, including how to provide voting instructions and transfer Policy values allocated to the Fund. The Proxy Statement will be mailed to shareholders of record in June 2024. At a special meeting of shareholders to be held on or about July 22, 2024, the shareholders of the Fund will be asked to approve the Liquidation.

Owners of a variable annuity contract or a variable life insurance policy (each, a “Policy”) with some or all of the Policy value allocated to the Fund have the right to give voting instructions with respect to the shares of the Fund attributable to the Policy as though they were direct shareholders of the Fund.

Plan of Liquidation. Pursuant to the Plan of Liquidation, if approved by shareholders, the Fund will liquidate its assets as of the close of business on the Liquidation Date. As described in the Proxy Statement, liquidation proceeds related to Policy values allocated to the Fund as of the Liquidation Date will be transferred to another investment option available under a shareholder’s Policy pursuant to instructions provided by the shareholder to the insurance company offering their Policy or transferred to a default investment option.

During the period prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash and cash equivalent holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectuses and SAI. This is likely to impact the performance of the Fund.

Transfers out of the Fund. Shareholders may transfer out of the Fund into any other investment option available under their respective Policy at any time prior to the Liquidation Date. Shareholders who do not transfer out of the Fund to another investment option available under their respective Policy and who do not provide transfer instructions will have their Policy value reinvested in a default investment option specified in the Proxy Statement. Shareholders may contact the insurance company that issued the Policy to request additional information regarding such transfers.

The dates set forth in this supplement may be changed without notice by the officers of Guggenheim Variable Funds Trust.

Please retain this supplement for future reference.

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